                                 AMENDMENT NO. 1

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of May 29, 2009, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Aim Advisors, Inc. (the "Advisor"), on behalf of AIM Investment Funds, and each of Invesco Trimark Ltd., formerly AIM Funds Management Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (each a "Sub-Advisor" and, collectively, the "Sub-Advisors").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to add a fund - AIM Balanced-Risk Allocation Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A


               AIM Balanced-Risk Allocation Fund
               AIM China Fund
               AIM Developing Markets Fund
               AIM Global Health Care Fund
               AIM International Total Return Fund
               AIM Japan Fund
               AIM LIBOR Alpha Fund
               AIM Trimark Endeavor Fund
               AIM Trimark Fund
               AIM Trimark Small Companies Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                  INVESCO AIM ADVISORS, INC.

                                  Advisor


                                  By:
                                      ------------------------------------------
                                  Name: John M. Zerr
                                  Title: Senior Vice President

                                  INVESCO TRIMARK LTD.

                                  Sub-Advisor


                                  By:
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                                  Name:
                                        ----------------------------------------
                                  Title:
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                                  By:
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                                  Name:
                                        ----------------------------------------
                                  Title:
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                                  INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  INVESCO ASSET MANAGEMENT LIMITED

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
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                                  INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                  Sub-Advisor


                                  By:
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                                  Name:
                                        ----------------------------------------
                                  Title:
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                                  INVESCO AUSTRALIA LIMITED

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
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                                  INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

                                  Sub-Advisor


                                  By:
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                                  Name:
                                        ----------------------------------------
                                  Title:
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                                  INVESCO HONG KONG LIMITED

                                  Sub-Advisor


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
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                                  INVESCO INSTITUTIONAL (N.A.), INC.

                                  Sub-Advisor


                                  By:
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                                  Name:
                                        ----------------------------------------
                                  Title:
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                                  INVESCO SENIOR SECURED MANAGEMENT, INC.

                                  Sub-Advisor


                                  By:
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                                  Name:
                                        ----------------------------------------
                                  Title:
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